                              THE CHINA FUND, INC.




                                  ANNUAL REPORT

                                OCTOBER 31, 1996







                              THE CHINA FUND, INC.
                              TABLE OF CONTENTS

                                                                      Page
                                                                      ----
                              Chairman's Statement                       1
                              Investment Managers' Statement             3
                              Schedule of Investments                   11
                              Financial Statements                      18
                              Notes to Financial Statements             22
                              Report of Independent Auditors            26
                              Dividends and Distributions;
                                Dividend Reinvestment
                                and Cash Purchase Plan                  27

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------


Dear Stockholders:
                                                                December 2, 1996


I am pleased to present the Annual Report of The China Fund, Inc. for the fiscal year ended October 31, 1996. During 1996, the Net Asset Value (NAV) of the Fund increased by 3.64%, (after adjusting for the US$0.091 dividend per share paid in January), to US$13.24 per share.

The stock markets in China and Hong Kong were extremely volatile throughout the year, with the Hang Seng Index and the Shenzhen "B" share markets increasing by 27.6% and 27.5%, respectively, while the Hong Kong "H" share and Shanghai "B" share markets were decreasing by 7.4% and 14.5%, respectively.

During the 1996 fiscal year, the total number of "B" shares listed in Shanghai and Shenzhen increased from 69 to 83. In addition, the number of "H" shares (Chinese companies listed on the Hong Kong stock exchange) increased from 17 to
21. The number of "N" shares (Chinese companies listed in the United States) remained unchanged at 6. The market capitalization of "B", "H" and "N" shares was US$6.9 billion on October 31, 1996. The distribution of the Fund's Listed Investments at the end of its 1995 and 1996 fiscal years was as follows:

                                                   1996           1995
                                                   ----           ----
          Hong Kong Companies                      73.3%          62.3%
          "H" Share Companies                       9.7%          15.7%
          Shanghai "B" Shares                       9.3%          11.0%
          Shenzhen "B" Shares                       3.8%           3.8%
          "N" Share Companies                       2.8%           5.4%
          Singapore Listed Chinese Company          1.0%           0.0%
          Cash                                      0.1%           1.8%
                                                  ------         ------
                                                  100.0%         100.0%

The Fund's Direct Investment Portfolio includes investments in telecommunications, property development, refrigerator manufacturing, sanitaryware manufacturing and distribution, textiles, glass and tollroad companies. In July 1996, the Fund increased its investment in Hinca International Holdings Limited ("Hinca") by US$0.5 million to a total of US$5.76 million. The additional investment in Hinca involved an exchange of the Fund's Convertible Preference Shares for an interest in Ordinary Shares in its parent company, Guandong Kelon Electrical Holdings Company Limited.

During the six month period ended October 31, 1996, three of the nine direct investments held by the Fund were listed on international stock exchanges. Guandong Kelon Electrical Holdings Company Limited and Road King Infrastructure Limited were both listed on The Stock Exchange of Hong Kong Limited, and CM Telecom International Limited was listed on the Foreign Board of the Stock Exchange of Singapore.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (CONTINUED)
--------------------------------------------------------------------------------

On October 31, 1996, the Board of Directors approved a reduction in the valuation of the Fund's direct investment in Siu Fung Ceramics Concept Company Limited ("Siu Fung") from $8,000,000 to zero because of unsatisfactory operational performance, financial difficulties of other companies in the Siu Fung Group, and the suspension of trading of the listed shares of Siu Fung Ceramic Holdings Limited, the parent company of Siu Fung, by the Stock Exchange of Hong Kong Limited.

As noted in the Fund's April 30, 1996 Semi-Annual Report, the Board of Directors approved a similar reduction in the valuation of the Fund's direct investment in Wing Hong Holdings from $3,750,000 to zero.

The Direct Investment Manager is closely monitoring the Siu Fung and Wing Hong situations and is working with interested parties to recover as much of the value of the Fund's investments in these two companies as possible.

The objective of The China Fund, Inc. remains to achieve long-term capital appreciation through investments in China companies and China-related projects. Despite the volatility of the Hong Kong and China stock markets experienced over the past year, the long-term outlook for the Chinese economy remains positive. The Fund will continue to search for attractive investment opportunities in order to capitalize on China's strong long-term economic growth potential.

We thank you for your continuing support and for your interest in the Fund. If you have questions or comments concerning the Fund, we invite you to call (toll-free) 1-888-CHN-CALL (246-2255).


Sincerely,



John W. English
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT
--------------------------------------------------------------------------------

Dear Stockholders:
                                                                December 2, 1996

REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong market was on an upward trend during the period under review (from October 31, 1995 to October 31, 1996). After a brief consolidation in November 1995, the continued stability of the property market and the reduction in US interest rates resulted in strong liquidity inflow which helped push the Hang Seng Index through the 10,000 level in December 1995. Positive investor sentiment extended beyond the Chinese New Year before the political tension between China and Taiwan triggered a sharp correction in March 1996. Despite signs of a gradual recovery in China's economy, the possibility of higher US interest rates kept the market within a narrow trading range until July. As the market entered the interim earnings season, investors were encouraged by the strong earnings reported by banks and property companies. In addition, investment sentiment was encouraged by the improving economic conditions in China. As a result, investors remained positive, undeterred by the US missile attack on Iraq and fear of an oil price hike in September. Liquidity increased as funds were diverted to Hong Kong from other Asian equity markets, many of which were experiencing political instability or deteriorating economic and corporate fundamentals. Consequently, the Hang Seng Index rose to the historic intraday high of 12,602 in mid October. By the end of October 1996, the Hang Seng Index stood at 12,477.6, representing a gain of 2,695.2 points or 27.6% over the period under review.

The Chinese equity markets experienced substantial volatility during the period under review. Rumors of an increase in interest rates charged on subsidized bank loans and a corporate tax rate hike drove the "H" share index to a historic low in December 1995. The announcement of a 30% tariff cut during early 1996 further dampened investor sentiment. The prices of "H" shares rebounded later as a result of an influx of international funds into Hong Kong. The rally was short-lived, however, with investors selling the market in June and July in anticipation of poor interim earnings results. In the final quarter of the Fund's fiscal year, the improved economic outlook for China, the reductions in interest rates, and the expectation of further credit easing, combined to reverse the selling trend. For the year as a whole, however, the "H" share index decreased 7.4%.

The Shanghai "B" share market performed poorly during the period under review, with the index decreasing 14.5%. Poor company results, continued operating difficulties amongst listed companies and the Chinese Securities' Regulatory Commission's official ban on local investor participation in the "B" share markets accounted for the market's performance.

In contrast, the Shenzhen "B" share market posted impressive gains, with the index rising by 27.5% during the period under review. The removal of inflation subsidies on long-term deposits, a reduction in market transaction fees and falling interest rates stimulated strong local interest. In June, the index rallied through the 100 point level following strong local buying interest following speculation that municipal governments would introduce new measures to boost the Chinese equity market.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)

On the economic front, the release of third quarter 1996 figures indicated that China's economy has continued to decelerate. GDP growth decreased to 9.6% for the first nine months of 1996 compared to 10.2% for the full year of 1995. Inflation, as measured by the National Retail Price Index, continued to decline to 6.6% for the first nine months of this year. In the meantime, retail sales in China remained strong with per capita income increasing, particularly in rural areas. Money supply growth, measured by M2, decreased significantly from 30.6% to 26.8% by September 1996. Industrial production continued to weaken due primarily to the operating difficulties in state-owned enterprises. Export growth has also decreased due to the reduction of VAT rebates on exports in early 1996. As a result of a more stable economic environment, the China government has removed inflation subsidies long-term deposits starting in April this year. Interest rates were also reduced in May and August, with the one year working capital loan lowered from 12.06% to 10.08%. On the political front, China's relationship with the United States has improved, especially following Taiwan's presidential election. The US National Security Adviser, Anthony Lake, visited China in July and more high level exchanges are expected in the next twelve months. However, the cross-strait relationship between China and Taiwan has remained tense throughout the year. Relations worsened at the beginning of the year with China launching a series of military exercises prior to Taiwan's first presidential election on the 23rd of March. Thereafter, the situation improved with new developments in economic co-operation. However, limited progress was made in other political issues and in direct transportation links.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)
PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments between the various sectors by market value as of October 31, 1996 and October 31, 1995:

                                                              10/31/96       10/31/95
                                                              --------       --------
HONG KONG                     Conglomerate                      19.39%         19.16%
                              Industrial                         20.95          14.16
                              Property                           25.29          17.18
                              Service                             2.77           4.18
                              Utility                             2.93           6.31
                              Transportation                      1.97           1.28
                                                              --------       --------
                                                                 73.30          62.27
                                                              --------       --------

"H" SHARES                    Industrial                          6.44          14.26
                              Utility                             0.00           0.00
                              Transportation                      3.29           1.40
                                                              --------       --------
                                                                  9.73          15.66
                                                              --------       --------

                              HONG KONG SUB-TOTAL                83.03          77.93
                                                              --------       --------

SHANGHAI "B" SHARES           Industrial                          5.41           6.75
                              Property                            0.00           0.00
                              Service                             1.56           2.99
                              Transportation                      1.42           1.26
                              Utility                             0.89           0.00
                                                              --------       --------
                                                                  9.28          11.00
                                                              --------       --------

SHENZHEN "B" SHARES           Industrial                          2.74           1.92
                              Property                            0.00           0.89
                              Transportation                      1.08           1.04
                                                              --------       --------
                                                                  3.82           3.85
                                                              --------       --------

"N" SHARES                    Power                               2.80           2.59
                              Industrial                          0.00           2.83
                                                              --------       --------
                                                                  2.80           5.42
                                                              --------       --------

                              CHINA SUB-TOTAL                    15.90          20.27
                                                              --------       --------

SINGAPORE                     Service                             0.95           0.00
                                                              --------       --------

CASH                                                              0.12           1.80
                                                              --------       --------

                              TOTAL                            100.00%        100.00%
                                                              --------       --------
                                                              --------       --------

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)

During the period under review, the most notable changes to the Fund's listed portfolio have been the increased allocations in the Hong Kong industrial and property sectors; a reduction in the Fund's "H" share position; a decrease in the Fund's New York "N" share position and the addition of a Singapore listed China company.

In Hong Kong, the Investment Manager continued to restructure the portfolio in order to better reflect the growing integration of the economies of China and Hong Kong. While the Fund's weighting in the conglomerate sector remained largely unchanged, more emphasis was placed on those conglomerates with strong China exposure and market presence. In particular, the Fund has increased its investment in China Resources, the listed vehicle of China Resources Holdings which is involved in property, trading and industries; and Ng Fung Hong, the food producer and distributor. In addition, the Fund has a position in Shanghai Industrial, the investment arm of the Shanghai municipal government which is expected to acquire more high quality projects located in the fast growing Shanghai area. The Fund has also increased its weighting in the industrial sector, emphasizing those companies with strong competitive positions in the high growth sectors in China. As a result, the Fund has positions in First Sign, which produces and distributes high quality premium brand menswear in China, and Innovative International, a manufacturer and distributor of auto accessories that is expected to enjoy strong growth due to consumer demand. In addition, the Fund has eliminated positions in smaller companies that were suffering declines in profit margins or financial distress. Such as Lam Soon, a foodstuff trading company; Legend, a maker of computer software; Sing Tao, a printed media publisher; and Siu Fung Ceramics, a manufacturer and distributor of ceramic tiles. As the property markets in China and Hong Kong gradually recovered, the Fund increased investment in property stocks. In particular, the Fund has increased its holding in New World Development as the company realized the value of its investments in China and Hong Kong.

In the "H" share sector, the Fund's position has been reduced significantly from 15.66% to 9.73% due to poor earnings performance. Partly due to the austerity measures, most companies saw profit margins constrained by increased competition, increases in raw material prices, further account receivables build-up from triangular debt and foreign exchange losses from currency appreciation.

The weightings in the Shenzhen "B" share market remained largely unchanged at 3.82%, although the Fund has reduced its exposure to the Shanghai market to 9.28% from 11.00%. In addition, the Fund has a position in Thakral Corp. Ltd., a Singapore listed China company that is the largest distributor of imported TVs and VCRs in Hong Kong and China. With its strong distribution network, the company is well positioned to benefit from the growing retail sector.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF LISTED INVESTMENTS (CONTINUED)

The following is a summary of the Fund's Top Ten Listed Investments at October 31, 1996:

                                                NUMBER         MARKET         PERCENT
                                              OF SHARES     VALUE (US$)       OF NAV
                                              ---------     ----------        -------

New World Development Co., Ltd.               1,405,000     $8,176,845          5.69%
Citic Pacific Ltd.                            1,150,000      5,592,199          3.89%
Hutchinson Whampoa Co., Ltd.                    760,000      5,307,674          3.70%
Cheung Kong Holdings, Ltd.                      535,000      4,289,853          2.99%
First Sign International Holdings            12,000,000      4,073,873          2.84%
New World Infrastructure                      1,615,000      4,020,686          2.80%
Ng Fung Hong, Ltd.                            6,200,000      3,989,162          2.78%
Shanghai Industrial Holdings                  1,625,000      3,688,310          2.57%
China Resources Enterprise                    3,000,000      3,375,495          2.35%
Sun Hung Kai Properties, Ltd.                   290,300      3,303,898          2.30%

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS

At October 31, 1996, approximately 95% of the Fund's direct investment assets were committed for investment in nine companies. A description of the direct investments is set out below.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC owns a property development project in Dongguan, Guangdong Province China. Dongguan New World Gardens (the "Project") is engaged in the development and sale of 10,000 units of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a site of 466,666 square meters. The Project, part of Fucheng New Town, is situated close to the city center, and will be developed in phases over a period of six to eight years. At October 31, 1996, the company had completed construction of Phases 1 and 2 with Phases 3 and 4 still under construction.
The company has sold 100% of Phase 1, 100% of Phase 2, 92% of Phase 3 and 35% of Phase 4.

GUANGDONG KELON ELECTRICAL HOLDINGS COMPANY LIMITED ("KELON"),
FORMERLY HINCA INTERNATIONAL HOLDINGS LIMITED ("HINCA")
Kelon is the parent company of Hinca, whose principal activities include the manufacture and sale of refrigerators in China. The company has been the market leader in China's refrigerator market in terms of both production and sales volume since 1991.

In July, the Fund's shares in Hinca were exchanged for shares in Kelon. A commitment to acquire additional shares in Kelon was completed in July 1996. On July 23, 1996, Kelon obtained a listing of its shares, as Hong Kong "H" shares, on The Stock Exchange of Hong Kong Limited.

CM TELECOM INTERNATIONAL LIMITED ("CHINA MOTION")
China Motion is engaged in the marketing of telecommunications related products including paging systems, pagers, transmitters and cables, and the provision of paging services in Hong Kong. China Motion owns a 30% interest in an associated company which operates a cross-border paging service between Hong Kong and the Province of Guangdong. On October 17, 1996, China Motion obtained a listing of its shares on the Foreign Board of the Stock Exchange of Singapore.

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established to produce and distribute the complete line of high quality sanitaryware of American Standard Inc., ("ASI"), a US-based world leader in the manufacturing of plumbing products, through the acquisition of majority equity stakes in operating and newly established joint ventures in China. ASI provides management support, technology know-how and the use of the American Standard trade name.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS (CONTINUED)

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. Siu Fung's major shareholder is Siu Fung Ceramics Holdings Limited ("SFH"), a listed company on The Stock Exchange of Hong Kong Limited ("HKSE"), which is engaged primarily in marketing and manufacturing production equipment for ceramic products.

Siu Fung's financial performance to date has been below management's projections at the time of the Fund's investment primarily due to delays in the commencement of commercial production in a number of its joint ventures. Other companies within the Siu Fung group of companies have also suffered financial difficulties and trading in the shares of SFH on the HKSE was suspended on October 28, 1996.

In light of the uncertainty over the Siu Fung group's ability to meet its financial obligations as they become due, the Board of Directors wrote down the value of the Fund's direct investment from $8,000,000 to zero.

WING HONG HOLDINGS LIMITED ("WING HONG")
Wing Hong was a vertically integrated cashmere yarn and knitwear manufacturer. Wing Hong exported private-label knitwear through importers and wholesalers to up-market retailers. During its financial year to March 31, 1996, Wing Hong experienced a substantial downturn in sales. As a result, the main operating subsidiary of Wing Hong went into liquidation in May 1996.

The Board of Directors has decreased the value of Fund's direct investment in Wing Hong from $3,750,000 to zero.

CHINA SOUTHERN GLASS HOLDING COMPANY LIMITED ("CHINA SOUTHERN GLASS")
China Southern Glass is one of the leading processed glass manufacturers in China and one of the first companies to issue "B" shares to foreign investors for trading on the Shenzhen Stock Exchange in 1992. The company is expanding through the establishment of a float glass production plant utilizing western technologies and equipment.

WAI KEE CHINA INVESTMENTS (BVI) COMPANY LIMITED ("WAI KEE")
Wai Kee is an investment holding company which owns a group of companies and joint ventures (the "Group") in China engaged in tollroad operations, building materials manufacturing and trading, construction equipment trading and quarry concession operation. The Group has concessions to operate ten tollroads in China. Wai Kee's major shareholder is Wai Kee Holdings Limited, a listed company on The Stock Exchange of Hong Kong Limited, which is engaged in quarrying, civil engineering and dredging in Hong Kong.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENT (CONTINUED)
--------------------------------------------------------------------------------
REVIEW OF DIRECT INVESTMENTS (CONTINUED)

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING"), FORMERLY ROAD KING (CHINA) INFRASTRUCTURE LIMITED
Road King holds interests in and operates ten tollroads located in Southern and Eastern China with a combined length of approximately 320 kilometers. Road King is a 45% subsidiary of Wai Kee China Investments
(BVI) Company Limited, a company in which the Fund has an existing investment. On July 4, 1996, Road King obtained a listing of its shares on The Stock Exchange of Hong Kong Limited.


Sincerely,
Stella S.M. Yiu, Listed Investment Manager
David F.J. Paterson, Direct Investment Manager


LISTED INVESTMENT MANAGER
Ms. Stella S.M. Yiu has served as the portfolio manager for the Fund's portfolio of listed securities since December 1993. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint Catharine's College, Cambridge University. She is currently an executive director of HSBC Asset Management Hong Kong Limited responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over eleven years of experience in portfolio management in Asia. Prior to joining HSBC Asset Management Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management, with responsibilities for Asian regional equity funds and dedicated country portfolios.

DIRECT INVESTMENT MANAGER
Mr. David F.J. Paterson has served as the portfolio manager for the Fund's direct investment portfolio since the Fund's inception. Mr. Paterson holds a MA (Hons.) degree from Oriel College, Oxford, England. In addition to being a director of the Fund, he is a director and 25% owner of HSBC Private Equity Management Hong Kong Limited and has served as Managing Director of HSBC Private Equity Management Limited since 1988. Over his 26 years of business experience, he has also served as Managing Director of Bond Corporation International Limited, Managing Director of Arabian Gulf Investments (Far East) Limited, Finance Director of Swire Properties Limited, Finance Director of E.C. (Holdings) Limited, a corporate finance executive with Samuel Montagu & Co. Limited and a chartered accountant with Price Waterhouse & Co. Mr. Paterson is also a Fellow of the Institute of Chartered Accountants in England and Wales and a Fellow of the Hong Kong Society of Accountants.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA - SHANGHAI "B" SHARES
  CEMENT - (0.6%)
    Shanghai Huaxin Cement Co., Ltd. . . . . . . . . . . . .      3,903,450              $   780,690
                                                                                         -----------

  COMMUNICATION SERVICES - (1.3%)
    Eastern Communications Co., Ltd. * . . . . . . . . . . .      1,835,000                1,247,800
    Shanghai Posts & Telecom Equipment Co., Ltd. . . . . . .      1,818,640                  654,710
                                                                                         -----------
                                                                                           1,902,510
                                                                                         -----------
  ELECTRIC UTILITIES - (0.7%)
    Heilongjiang Electric Power Co., Ltd.. . . . . . . . . .      2,694,500                1,045,466
                                                                                         -----------

  ELECTRICAL EQUIPMENT - (0.4%)
    Shanghai Refrigerator Compressor Co., Ltd. . . . . . . .      1,476,960                  605,554
                                                                                         -----------

  HOTELS - (0.8%)
    Shanghai New Asia Group Co., Ltd.. . . . . . . . . . . .      2,298,100                1,103,088
                                                                                         -----------

  INDUSTRIALS - (0.4%)
    Shanghai Diesel Engine Co., Ltd. * . . . . . . . . . . .      1,473,360                  615,864
                                                                                         -----------

  TEXTILE - (1.7%)
    Inner Mongolia Erdos Cashmere Products Co., Ltd. . . . .      2,963,600                1,410,674
    Shanghai Worldbest Co., Ltd. . . . . . . . . . . . . . .      3,985,000                1,036,100
                                                                                         -----------
                                                                                           2,446,774
                                                                                         -----------
  TRANSPORTATION - (1.2%)
    Shanghai Dazhong Taxi Co., Ltd.. . . . . . . . . . . . .        993,070                  605,773
    Tientsin Marine Shipping Co., Ltd. * . . . . . . . . . .      3,463,000                1,059,678
                                                                                         -----------
                                                                                           1,665,451
                                                                                         -----------
       TOTAL SHANGHAI "B" SHARES - (Cost $11,108,880)  . . .                     7.1%     10,165,397
                                                                                 ---     -----------

CHINA - SHENZHEN "B" SHARES
  ELECTRICAL EQUIPMENT - (0.6%)
    Wuxi Little Swan Co., Ltd. * . . . . . . . . . . . . . .      1,343,082                  937,979
                                                                                         -----------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
CHINA - SHENZHEN "B" SHARES (continued)
   FOOD & BEVERAGES - (0.9%)
     Anhui Gujing Distillery Co., Ltd. * . . . . . . . . . .      1,650,900               $1,268,248
                                                                                         -----------

   INDUSTRIALS - (0.7%)
     Changchai Co., Ltd.*. . . . . . . . . . . . . . . . . .      1,137,000                  732,296
     China Southern Glass Co., Ltd.. . . . . . . . . . . . .        612,960                  275,080
                                                                                         -----------
                                                                                           1,007,376
                                                                                         -----------
   INFRASTRUCTURE - (0.7%)
     Guangdong Province Expressway Development Co., Ltd. * .      1,705,800                1,036,866
                                                                                         -----------

   TRANSPORTATION - (0.2%)
     China Merchant Shekou Port Services Co., Ltd. . . . . .        532,000                  232,555
                                                                                         -----------

   TRAVEL & TOURISM - (0.5%)
     Huangshan Tourism Development Co., Ltd.*. . . . . . . .      2,826,000                  736,399
                                                                                         -----------

          TOTAL SHENZHEN "B" SHARES - (Cost  $5,229,446) . .                    3.6%       5,219,423
                                                                               ----      -----------

          TOTAL CHINA - (Cost  $16,338,326) . . . . . . . . .                  10.7%      15,384,820
                                                                               ----      -----------

HONG KONG
   APPAREL & TEXTILES - (1.0%)
     Fountain Set Holdings, Ltd. . . . . . . . . . . . . . .      6,848,000                1,434,748
                                                                                         -----------

   AUTO PARTS - (1.8%)
     Innovative International Holdings, Ltd. . . . . . . . .      6,300,000                2,566,540
                                                                                         -----------

   CHEMICALS - (0.5%)
     Yip's Hang Cheung Holdings, Ltd.. . . . . . . . . . . .      4,904,000                  716,681
                                                                                         -----------

   CONTAINERS & PACKAGING - (1.7%)
     M C Packaging (Hong Kong), Ltd. . . . . . . . . . . . .      3,200,000                1,086,366
     Sinocan Holdings, Ltd.. . . . . . . . . . . . . . . . .      3,000,000                1,425,855
                                                                                         -----------
                                                                                           2,512,221
                                                                                         -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (continued)
   DIVERSIFIED - (17.1%)
     China Resources Enterprise, Ltd.. . . . . . . . . . . .      3,000,000               $3,375,495
     Citic Pacific, Ltd. . . . . . . . . . . . . . . . . . .      1,150,000                5,592,199
     Guangdong Investment, Ltd.. . . . . . . . . . . . . . .      3,800,000                2,727,555
     Guangzhou Investment Co., Ltd.. . . . . . . . . . . . .      6,430,000                2,078,968
     Hutchison Whampoa, Ltd. . . . . . . . . . . . . . . . .        760,000                5,307,674
     Shanghai Industrial Holdings, Ltd. *. . . . . . . . . .      1,625,000                3,688,310
     Swire Pacific, Ltd. . . . . . . . . . . . . . . . . . .        200,000                1,765,345
                                                                                         -----------
                                                                                          24,535,546
                                                                                         -----------
   DRUGS & HEALTH CARE - (0.8%)
     China Pharmaceutical Enterprise & Investment Corp., Ltd.     8,300,000                1,180,777
                                                                                         -----------

   ELECTRIC UTILITIES - (1.6%)
     China Light & Power Co., Ltd. . . . . . . . . . . . . .        240,000                1,114,301
     Consolidated Electric Power Asia, Ltd.. . . . . . . . .        530,037                1,233,888
                                                                                         -----------
                                                                                           2,348,189
                                                                                         -----------
   ELECTRONICS - (2.7%)
     Kingboard Chemical Holdings, Ltd. . . . . . . . . . . .      3,000,000                  589,742
     Leading Spirit Holdings Co., Ltd. . . . . . . . . . . .      4,549,800                3,236,323
                                                                                         -----------
                                                                                           3,826,065
                                                                                         -----------
   FOOD & BEVERAGES - (3.9%)
     China Food Holdings, Ltd. . . . . . . . . . . . . . . .      4,000,000                  563,876
     Ng Fung Hong, Ltd.. . . . . . . . . . . . . . . . . . .      6,200,000                3,989,162
     Tingyi (Cayman Island) Holding Co., Ltd. *. . . . . . .      4,600,000                1,017,304
                                                                                         -----------
                                                                                           5,570,342
                                                                                         -----------
   HOTELS - (0.7%)
     Shangri-La Asia, Ltd. . . . . . . . . . . . . . . . . .        750,000                1,071,817
                                                                                         -----------

   HOUSEHOLD APPLIANCES - (0.5%)
     Hualing Holdings, Ltd.. . . . . . . . . . . . . . . . .      7,100,000                  697,861
                                                                                         -----------

   INFRASTRUCTURE - (2.8%)
     New World Infrastructure, Ltd. *. . . . . . . . . . . .      1,615,000                4,020,686
                                                                                         -----------

   OFFICE FURNISHINGS & SUPPLIES - (0.9%)
     Lamex Holdings, Ltd.. . . . . . . . . . . . . . . . . .      3,600,000                1,268,720
                                                                                         -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)

   PRINTING - (0.5%)
     Hung Hing Printing Group, Ltd.. . . . . . . . . . . . .      2,494,000                 $669,286
                                                                                         -----------

   PROPERTY DEVELOPER - (14.3%)
     Cheung Kong Holdings, Ltd.. . . . . . . . . . . . . . .        535,000                4,289,853
     China Overseas Land & Investment, Ltd.. . . . . . . . .      6,500,000                2,416,841
     Henderson China Holding, Ltd. . . . . . . . . . . . . .        505,500                1,144,079
     Henderson Investment, Ltd.. . . . . . . . . . . . . . .      1,100,000                1,202,116
     New World Development Co., Ltd. . . . . . . . . . . . .      1,405,000                8,176,845
     Sun Hung Kai Properties, Ltd. . . . . . . . . . . . . .        290,300                3,303,898
                                                                                         -----------
                                                                                          20,533,632
                                                                                         -----------
   REAL ESTATE - (2.1%)
     Wharf Holdings, Ltd.. . . . . . . . . . . . . . . . . .         740,000               3,052,948
                                                                                         -----------

   RETAIL TRADE - (3.9%)
     First Sign International Holdings, Ltd. . . . . . . . .      12,000,000               4,073,873
     Goldlion Holdings, Ltd. . . . . . . . . . . . . . . . .       1,850,000               1,507,333
                                                                                         -----------
           . . . . . . . . . . . . . . . . . . . . . . . . .                               5,581,206
                                                                                         -----------

   TELECOMMUNICATIONS - (0.8%)
     Hong Kong Telecommunications, Ltd.. . . . . . . . . . .         620,000               1,094,514
                                                                                         -----------

   TRANSPORTATION - (2.3%)
     China Merchants Hai Hong Holdings Co., Ltd. . . . . . .      3,200,000                1,034,634
     Cosco Pacific, Ltd. . . . . . . . . . . . . . . . . . .      2,413,000                2,309,330
                                                                                         -----------
                                                                                           3,343,964
                                                                                         -----------

          TOTAL HONG KONG - (Cost  $63,717,681) . . . . . . .                     59.9%   86,025,743
                                                                                  ----   -----------
HONG KONG - "H" SHARES
   CHEMICALS - (2.2%)
     Jilin Chemical Industrial Co., Ltd.  . . . . . . . . . .     7,034,000                  936,993
     Shanghai Petrochemical Co., Ltd. . . . . . . . . . . . .     2,508,000                  673,043
     Zhenhai Refining & Chemical Co., Ltd.  . . . . . . . . .     6,118,000                1,622,035
                                                                                         -----------
                                                                                           3,232,071
                                                                                         -----------

   COMMUNICATION SERVICES - (0.2%)
     Chengdu Telecom Cable Co., Ltd.  . . . . . . . . . . . .     2,270,000                  223,119
                                                                                         -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------

COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
   CONSTRUCTION & MINING EQUIPMENT - (0.5%)
     Luoyang Glass Co., Ltd. . . . . . . . . . . . . . . . .      4,000,000                 $688,032
                                                                                         -----------
   ELECTRIC UTILITIES - (1.1%)
     Harbin Power Equipment Co., Ltd.. . . . . . . . . . . .      5,492,000                  731,585
     Northeast Electrical Transmission & Transformation
          Machinery Manufacturing Co., Ltd.  . . . . . . . .      6,108,000                  884,736
                                                                                         -----------
                                                                                           1,616,321
                                                                                         -----------
   ELECTRICAL EQUIPMENT - (0.4%)
     Guangdong Kelon Electronic Holdings Co., Ltd. . . . . .      1,500,000                  620,780
                                                                                         -----------

   STEEL - (0.4%)
     Maanshan Iron  & Steel Co., Ltd.  . . . . . . . . . . .      3,100,000                  553,271
                                                                                         -----------

   TEXTILE - (0.4%)
     Jingwei Machinery Co., Ltd. . . . . . . . . . . . . . .      5,000,000                  620,781
                                                                                         -----------

   TRANSPORTATION - (2.7%)
     Guangshen Railway Co., Ltd. * . . . . . . . . . . . . .      5,400,000                2,007,837
     Qingling Motors Co., Ltd. . . . . . . . . . . . . . . .      4,408,000                1,852,772
                                                                                         -----------
                                                                                           3,860,609
                                                                                         -----------
          TOTAL HONG KONG - "H" SHARES - (Cost  $14,359,612).                   7.9%     11,414,984
                                                                                ----     -----------

          TOTAL HONG KONG (INCLUDING
               "H" SHARES) - (Cost  $78,077,293) . . . . . .                    67.8%     97,440,727
                                                                                ----     -----------
SINGAPORE
   ELECTRONICS - (0.8%)
     Thakral Corporation, Ltd. (Cost $1,067,259) . . . . . .      1,568,600                1,113,707
                                                                                         -----------


UNITED STATES - "N" SHARES
   ELECTRIC UTILITIES - (2.3%)
     Huaneng Power International, Inc. * . . . . . . . . . .         57,000                  869,250
     Shandong Huaneng Power Development, Ltd.. . . . . . . .        265,000                2,418,125
                                                                                         -----------
          TOTAL UNITED STATES - (Cost  $3,208,520) . . . . .                     2.3%      3,287,375
                                                                                ----     -----------

          TOTAL COMMON STOCK AND OTHER
               EQUITY INTERESTS - (Cost $98,691,398) . . . .                    81.6%    117,226,629
                                                                                ----     -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

      NAME OF ISSUER                                               PAR VALUE/
    AND TITLE OF ISSUE                                               SHARES            VALUE (NOTE A)
    ------------------                                               ------            --------------

DIRECT INVESTMENTS
   CERAMIC PRODUCTS - (0.0%)
     Siu Fung Ceramics Concept Company, Ltd.
       (acquired 11/30/94) * (#)                                      8,000                       $0
                                                                                         -----------


   CONSTRUCTION - (1.4%)
     Wai Kee China Investments (BVI) Company Ltd.
          (acquired 10/23/95) (#)  . . . . . . . . . . . . .            180                2,000,000
                                                                                         -----------

   ELECTRICAL EQUIPMENT - (4.9%)
     Guangdong Kelon Electrical Holdings Co., Ltd.
          (acquired 12/1/94) (1) . . . . . . . . . . . . . .     17,359,518                7,023,373
                                                                                         -----------

   INDUSTRIALS - (1.8%)
     China Southern Glass Holding Co., Ltd., convertible
          bond, 5.25%, 7/17/00 (acquired 4/7/95) . . . . . .     $2,500,000                2,500,000
                                                                                         -----------

   INFRASTRUCTURE - (1.0%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)* (2).      1,969,200                1,438,915
                                                                                         -----------

   PLUMBING - (3.1%)
     A-S China Plumbing Products Ltd.
           (acquired 4/14/94) * (#) . . . . . . . . . . . .             450                4,500,300
                                                                                         -----------

   REAL ESTATE - (2.0%)
     New World Sun City Ltd. (acquired 12/12/92) (#) . . . .             83                2,958,000
                                                                                         -----------

   TELECOMMUNICATIONS - (3.6%)
     CM Telecom International Ltd., ordinary shares
          (acquired 1/11/94 and 11/10/94) (3). . . . . . . .     15,309,760                4,220,273
     CM Telecom International Ltd., convertible notes
          (acquired 11/10/94) (#). . . . . . . . . . . . . .       $586,093                  894,058
                                                                                         -----------
                                                                                           5,114,331

   TEXTILE - (0.0%)
     Wing Hong Holdings Ltd. (acquired 5/31/95) * (#). . . .            150                        0
                                                                                         -----------

          TOTAL DIRECT INVESTMENTS - (Cost $34,936,209)  . .                     17.8%    25,534,919
                                                                                 ----    -----------


See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
-------------------------------------------------------------------------------

       NAME OF ISSUER                       CURRENT     MATURITY   PRINCIPAL
     AND TITLE OF ISSUE                      YIELD     (MM/DD/YY)   AMOUNT           VALUE (NOTE A)
     ------------------                     -------    ----------  ---------         --------------
SHORT TERM INVESTMENT
UNITED STATES
   U.S. GOVERNMENT SECURITY - (0.4%)
     United States Treasury Bill
     (Cost  $487,295)                        4.915%     12/12/96    $490,000   0.4%      $487,295
                                                                              ----   ------------

TOTAL INVESTMENTS - (Cost  $134,114,902)                                      99.8%   143,248,843
OTHER ASSETS AND LIABILITIES                                                   0.2%       349,874
                                                                              ----   ------------
NET ASSETS                                                                   100.0%  $143,598,717
                                                                              ----   ------------
                                                                              ----   ------------

-------------------------------------------------------------------------------
Notes to Schedule of Investments
*    Denotes non-income producing security

(#) Direct investments are restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. The Fund can invest up to 25% of the proceeds from any offering of Fund shares in direct investments. Direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A, B and G to the financial statements.

(1) During the year ended October 31, 1996, the Fund's investment in Guangdong Kelon Electrical Holdings Co., Ltd. (formerly Hinca International Holdings, Ltd.) became listed on the Hong Kong Stock Exchange. The shares are not currently available for resale due to an agreed upon lock-up period which expires on January 21, 1997.

(2) During the year ended October 31, 1996, the Fund's investment in Road King Infrastructure, Ltd. became listed on the Hong Kong Stock Exchange.

(3) During the year ended October 31, 1996, 75% of the Fund's investment in CM Telecom International, Ltd. became listed on the Singapore Stock Exchange. The shares are not currently available for resale due to an agreed upon lock-up period which expires on October 17, 1997.



See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
-------------------------------------------------------------------------------

ASSETS
     Investments in listed investments, at value (cost $99,178,693) (Notes A and F). . . . .         $117,713,924
     Investments in direct investments, at value (cost $34,936,209) (Notes A, B, F and G). .           25,534,919
     Cash, including foreign currency, at value (cost $1,007,345). . . . . . . . . . . . . .            1,007,320
     Dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . .              352,310
     Receivable for currency sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              193,936
     Prepaid expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               68,777
     Deferred organization expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               21,293
                                                                                                     ------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          144,892,479
                                                                                                     ------------

LIABILITIES
     Payable for investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . .              736,399
     Advisory fee payable (Note C) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              195,885
     Payable for currency purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              193,936
     Administration, custodian and transfer agent fees payable . . . . . . . . . . . . . . .               75,494
     Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . .               92,048
                                                                                                     ------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,293,762
                                                                                                     ------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $143,598,717
                                                                                                     ------------

COMPOSITION OF NET ASSETS:
     Common stock, at par value (Note D) . . . . . . . . . . . . . . . . . . . . . . . . . .         $    108,449
     Capital paid in excess of par . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          145,826,374
     Undistributed net investment income . . . . . . . . . . . . . . . . . . . . . . . . . .              633,085
     Accumulated net realized loss on investments and
     foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (12,103,182)
     Net unrealized appreciation on investments
     and foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,133,991
                                                                                                     ------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $143,598,717
                                                                                                     ------------
                                                                                                     ------------

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $13.24
($143,598,717/10,844,937 shares of common stock outstanding)                                               ------
                                                                                                           ------



See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income - listed investments. . . . . . . . . . . . . . . . . . . . . . . . . .           $3,115,517
     Dividend income - direct investments. . . . . . . . . . . . . . . . . . . . . . . . . .              873,351
     Interest income - listed investments. . . . . . . . . . . . . . . . . . . . . . . . . .              178,034
     Interest income - direct investments. . . . . . . . . . . . . . . . . . . . . . . . . .              131,250
                                                                                                       ----------
     TOTAL INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,298,152
                                                                                                       ----------

EXPENSES
     Advisory fee (Note C) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,111,245
     Administration, custodian and transfer agent fees . . . . . . . . . . . . . . . . . . .              530,612
     Directors' fees and expenses (Note C) . . . . . . . . . . . . . . . . . . . . . . . . .              260,000
     Legal fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              195,000
     Shareholder services fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              154,450
     Economic advisory fee (Note C). . . . . . . . . . . . . . . . . . . . . . . . . . . . .               92,351
     Audit and tax service fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               40,000
     Amortization of deferred organization expenses (Note A) . . . . . . . . . . . . . . . .               30,001
     Miscellaneous expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              198,637
                                                                                                       ----------
     TOTAL EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,612,296
                                                                                                       ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              685,856
                                                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
     Net realized gain on listed investment transactions . . . . . . . . . . . . . . . . . .              107,394
     Net realized gain on direct investment transactions . . . . . . . . . . . . . . . . . .              220,910
     Net realized loss on foreign currency transactions. . . . . . . . . . . . . . . . . . .               (4,715)
                                                                                                       ----------
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              323,589
                                                                                                       ----------
     Net change in unrealized appreciation (depreciation) on listed investments and
       foreign currency translations . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18,533,104
     Net change in unrealized appreciation (depreciation) on direct investments. . . . . . .          (14,512,587)
                                                                                                       ----------
                                                                                                        4,020,517
                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,344,106
                                                                                                       ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . .           $5,029,962
                                                                                                       ----------
                                                                                                       ----------

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                  OCTOBER 31, 1996           OCTOBER 31, 1995
                                                                                  ----------------           ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
     Net investment income . . . . . . . . . . . . . . . . . . . . . . . .             $685,856                    $1,042,160
     Net realized gain (loss) on investment and
       foreign currency transactions . . . . . . . . . . . . . . . . . . .              323,589                   (12,295,946)
     Net change in unrealized appreciation (depreciation) on
       investments and foreign currency translations . . . . . . . . . . .            4,020,517                    (8,014,550)
                                                                                   ------------                 -------------
     Net increase (decrease) in net assets resulting from operations . . .            5,029,962                   (19,268,336)
                                                                                   ------------                 -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income . . . . . . . . . . . . . . . . . . . . . . . .             (986,629)                     (100,614)
     Net realized gain on investment and foreign
     currency transactions . . . . . . . . . . . . . . . . . . . . . . . .                    0                    (6,497,711)
                                                                                   ------------                 -------------
     Total dividends and distributions to shareholders . . . . . . . . . .             (986,629)                   (6,598,325)
                                                                                   ------------                 -------------

CAPITAL SHARE TRANSACTIONS (NOTE D):
     Reinvestment of distributions to shareholders . . . . . . . . . . . .               42,382                       277,488
                                                                                   ------------                 -------------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . . . . .            4,085,715                   (25,589,173)
                                                                                   ------------                 -------------

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .          139,513,002                   165,102,175
End of period, including undistributed net investment
     income of $633,085 and $982,389, respectively . . . . . . . . . . . .         $143,598,717                  $139,513,002
                                                                                   ------------                 -------------
                                                                                   ------------                 -------------


See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD INDICATED

-------------------------------------------------------------------------------


                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                            1996          1995         1994           1993          1992 (1)
                                                         -----------   -----------   ----------    -----------    ------------
PER SHARE OPERATING PERFORMANCE (2)
Net asset value, beginning of period . . . . . . . . .     $12.87         $15.26         $17.35         $14.22      $13.83 (3)

Net investment income (loss) . . . . . . . . . . . . .        .06            .10           (.03)           .04         .02
Net realized and unrealized gain (loss) on investment.
     and foreign currency transactions . . . . . . . .        .40          (1.88)          (.39)          3.14         .37
                                                           ------        -------          -----         ------     -------
Total from investment operations . . . . . . . . . . .        .46          (1.78)          (.42)          3.18         .39
                                                           ------        -------          -----         ------     -------

Less distributions:
     Dividends from net investment income. . . . . . .       (.09)          (.01)          (.02)          (.04)         --
     Dividends in excess of net investment income. . .         --             --           (.07)            --          --
     Distributions from net realized capital gains . .         --           (.60)          (.82)          (.01)         --
                                                           ------        -------          -----         ------     -------
Total distributions. . . . . . . . . . . . . . . . . .       (.09)          (.61)          (.91)          (.05)         --
                                                           ------        -------          -----         ------     -------

Dilution due to rights offering. . . . . . . . . . . .         --             --           (.76)            --          --
                                                           ------        -------          -----         ------     -------

Net asset value, end of period . . . . . . . . . . . .     $13.24         $12.87         $15.26         $17.35      $14.22
                                                           ------        -------          -----         ------     -------
                                                           ------        -------          -----         ------     -------

Per share market value, end of period. . . . . . . . .     $11.75         $11.75         $17.25         $18.50      $14.00
                                                           ------        -------          -----         ------     -------
                                                           ------        -------          -----         ------     -------

TOTAL INVESTMENT RETURN
     (BASED ON MARKET VALUE) . . . . . . . . . . . . .      0.74%         (28.39)%        5.38%         32.66%       (6.67)%
                                                            ----           -----          ----          -----         ----
                                                            ----           -----          ----          -----         ----

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000's) . . . . . . . .   $143,599       $139,513      $165,102       $138,932      $113,825

Ratio of expenses to average net assets  . . . . . . .       2.56%          2.55%         2.49%          2.67%         2.34%(4)
Ratio of net investment income (loss)
     to average net assets . . . . . . . . . . . . . .       0.49%          0.78%        (0.11)%         0.24%         0.55%(4)
Portfolio turnover rate. . . . . . . . . . . . . . . .         41%            43%           58%            85%           18%
Average commission rate(5) . . . . . . . . . . . . . .    $0.0017             --            --             --             --


(1)  The Fund commenced investment operations on July 17, 1992.
(2)  Based on average shares outstanding during the period.
(3)  Net of offering costs of ($0.12) per share.
(4)  Annualized.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

-------------------------------------------------------------------------------


See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
-------------------------------------------------------------------------------

NOTE A  --  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the year ended October 31, 1996, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Other securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. All portfolio securities not denominated in United States (U.S.) dollars are valued in the relevant foreign currency and translated into U.S. dollars at the prevailing foreign exchange rate.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

-------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and will distribute any net realized capital gains annually. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holding of passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

DEFERRED ORGANIZATION EXPENSES: Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a period of 60 months from the date that the Fund commenced its investment operations.

NOTE B - VALUATION OF DIRECT INVESTMENTS
At October 31, 1996, non-listed Direct Investments amounting to $12,852,358 (9.0% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values.
The procedures applied by the Board of Directors in arriving at its estimate of value of such securities comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice form the Investment Manager and Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.
Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Asset Management Hong Kong Limited (the "Investment Manager") serves as investment manager pursuant to an investment advisory and management agreement with the Fund. The Fund pays the Investment Manager a fee for its services at an annual rate of 1.50% of the Fund's average weekly net assets. HSBC Private Equity Management Hong Kong Limited (the "Direct Investment Manager") serves as investment manager for the direct investment portfolio pursuant to a direct investment management agreement. For its services, the Direct Investment Manager is paid a fee from the Investment Manager.

-------------------------------------------------------------------------------

Under the terms of an economic advisory agreement, the Fund paid HongkongBank China Services, Limited (the "Economic Adviser") an economic advisory fee at an annual rate of 0.10% of the average weekly net assets of the Fund. The Economic Adviser is an affiliate of the Investment Manager and the Direct Investment manager. The economic advisory agreement was not renewed as of July 1, 1996.

For the year ended October 31, 1996, the Fund incurred commissions on the purchase and sale of securities of $427,249, of which $569 was paid to affiliates of the Investment Manager and the Direct Investment Manager.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund.
 The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $7,500, respectively, plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
On January 17, 1996, the Fund issued 2,855 shares valued at $42,382 to shareholders reinvesting their dividends in the Fund's Dividend Reinvestment and Cash Purchase Plan. At October 31, 1996, 100,000,000 shares of $.01 par value common stock were authorized, of which 10,844,937 shares were issued and outstanding.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 1996, the Fund had purchases and sales of investment securities, other than short-term securities, of $60,440,374 and $56,535,686, respectively. At October 31, 1996, the cost of investments for federal income tax purposes was $134,256,176. Accordingly, gross unrealized appreciation of investments was $29,621,364, while gross unrealized depreciation of investments was $20,628,697, resulting in net unrealized appreciation of investments of $8,992,667. In addition, the Fund has a capital loss carryforward of $12,055,981, which may be utilized to offset capital gains through October 31, 2003.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets;
(7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

-------------------------------------------------------------------------------

NOTE G -- INSTALLMENT SALE
On September 23, 1994, the Fund entered into an agreement to sell its direct investment in Hollco International Holdings, Ltd. ("Hollco") on an installment basis over a 27-month period. Under the terms of the agreement, the Fund has received proceeds and dividends totaling HK$9,459,376 (US$1,223,725) through October 31, 1996. The Fund is scheduled to receive the remaining proceeds of the sale of HK$1,073,563 in December 1996. Utilizing the Hong Kong Dollar to US dollar exchange rate on October 31, 1996, the remaining proceeds from the sale equate to US$138,843. In addition, the Fund is entitled to dividends on the outstanding proceeds if Hollco has sufficient surplus to pay such dividends. During 1996, after reducing the original cost of Hollco by the proceeds received, to zero, the Fund recognized a gain of US$220,910. The Fund will recognize future proceeds and dividends as gains and income, respectively. The Fund is entitled to exercise an option to retain 25% of its original investment prior to December 31, 1996.

THE CHINA FUND, INC.
REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The Stockholders and Board of Directors
The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from July 17, 1992 (commencement of investment operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                                               /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
December 6, 1996

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

THE CHINA FUND, INC.
DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(CONTINUED)
-------------------------------------------------------------------------------

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
-------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
250 Park Avenue
New York, NY  10177
1-212-808-0500
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
John W. English,  Director and Chairman of the Board
Bernard H. Asher, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland,  Director
Burton Levin,  Director
James J. Lightburn,  Director
David F. J. Paterson,  Director
Joe O. Rogers,  Director
Alan Tremain, O.B.E.,  Director
Nigel S. Tulloch,  Director
Thomas R. Callahan,  Vice President, Treasurer and Secretary
Leonard B. Mackey, Jr.,  Assistant Secretary

INVESTMENT MANAGER
HSBC Asset Management Hong Kong Limited

DIRECT INVESTMENT MANAGER
HSBC Private Equity Management Hong Kong Limited

SHAREHOLDER SERVICING AGENT
Dewe Rogerson, Inc.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

LEGAL COUNSEL
Rogers & Wells